UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 22, 2007
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
     On January 22, 2007, MasTec, Inc. (the “Company”) issued a press release announcing earnings guidance for the fourth quarter of and the 2006 fiscal year. The earnings guidance information contained in the press release attached as Exhibit 99.1 is hereby incorporated by reference in this Item 2.02 of this report on Form 8-K. The information contained in this Item 2.02, including the earnings guidance information contained in Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
ITEM 7.01 Regulation FD Disclosure
     On January 22, 2007, the Company issued a press release announcing earnings guidance for the 2007 fiscal year. The earnings guidance information contained in the press release attached as Exhibit 99.1 is hereby incorporated by reference in this Item 7.01 of this report on Form 8-K. The information contained in this Item 7.01, including the earnings guidance information contained in Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits
               99.1 — Press Release dated January 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: January 22, 2007	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President — Corporate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 22, 2007.

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